Combining Superior Distribution
And Products

Ken Lewis

Chairman and Chief Executive Officer

Bank of America

Bruce Hammonds

President and Chief Executive Officer

MBNA

Marc Oken

Chief Financial Officer

Bank of America

Bringing Together Superior Distribution And Products

Distribution capabilities

5,800 banking centers

17,000 ATMs

13 million online customers

Customer base

#1 deposit market share

#1 small business lender

#1 middle market lender

Sales and service skills

Broad array of products

Attractive customer base

12% of US credit card receivables market
share

$156 billion in 2004 charge volume

Best-in-class credit quality

Proven profitability

International presence

Leading market positions in Canada, UK,
Ireland and Spain

Affinity Relationships

More than 5,000 affinity partners worldwide

Experienced management team

Proven marketing skills

Service focus

Premier Card Issuer In The U.S. And Worldwide

Largest general purpose card issuer in the U.S. by receivables

$143 billion in managed outstandings (20% market share) and

       40 million active accounts (Nilson Report, Dec 2004)

#1 debit card transactor in U.S. with 16% market share

#1 issuer worldwide of Visa/Mastercard credit, debit, and prepaid cards based on total volume

$280 billion in 2004 credit card purchase volume alone

World leader in affinity marketing capabilities providing unparalleled access

Over 5,000 Endorsing Organizations and Financial Institutions

1,600 are international (UK, Spain, Canada and Ireland)

Established presence in the two largest non-US credit card markets (UK and Canada)

Consolidation benefits

Extensive revenue opportunities

Significant cost savings

The financial strength and cash flow generation of the combined entity will provide significant resources to support future growth

Provides Significant Financial Strength

($ in billions)

4th most profitable
company in world

#2 financial services
worldwide

BAC

KRB

Combined

(1)

Market Cap

(6/22/05)

189.3

$

26.9

$

216.2

$

Earnings (2004)

14.1

$

2.7

$

16.8

$

Total Equity

(3/31/05)

98.5

$

12.7

$

111.2

$

Total Assets

(3/31/05)

1,212.0

$

61.5

$

1,273.5

$

Total Managed Assets

(3/31/05)

1,218.9

$

146.2

$

1,365.1

$

(1)

Excludes any pro forma transaction impacts

Delivers Immense Scale

Top 10 General Purpose Credit Card Issuers in US ($ in Billions)

Mkt

Charge

Accounts (MM)

Cards

Association

Issuer

Outst.

Share

Volume

Total

Active

Outst. (MM)

Visa

MC

COMBINED

143.2

$

20.3%

280.7

$

69.0

40.0

117.9

82.5

35.4

1.

JP Morgan

134.7

19.1%

280.9

70.9

43.0

88.0

48.1

39.9

2.

Citigroup

116.0

16.4%

229.7

68.4

47.9

104.0

28.9

75.1

3.

MBNA

82.1

11.6%

155.9

40.9

21.2

56.7

24.4

32.3

4.

American Express

63.7

9.0%

N/A

30.2

23.1

N/A

5.

Bank of America

61.1

8.6%

124.8

28.1

18.8

61.2

58.1

3.1

6.

Capital One

53.0

7.5%

96.1

41.5

24.4

53.6

26.9

26.7

7.

Discover

45.7

6.5%

N/A

44.9

19.7

N/A

8.

HSBC

22.8

3.2%

42.8

28.2

13.9

34.7

10.3

24.4

9.

Providian

18.5

2.6%

18.7

10.8

8.7

12.6

10.1

2.5

10.

Wells Fargo

13.5

1.9%

28.9

8.3

2.8

9.9

7.1

2.8

Source: The Nilson Report, as of December 31, 2004

7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
5.05%
5.12%
5.28%
5.67%
5.71%
4.39%
4.74%
4.99%
5.22%
4.74%
2000
2001
2002
2003
2004

Combines Credit Risk Management Strengths
of Both Companies

Historically, MBNA has had among the lowest charge-off rates in the industry

Managed Net Credit Losses

MBNA

BAC 2

Industry 1

1 US Visa / Mastercard issuers

2 BAC c/o rate includes Fleet history

A Bank of America and MBNA combination yields a diverse business mix thereby becoming less dependent on market-sensitive businesses

Bank of America
2004 Segment Pre-Tax Earnings Mix

Cements a Diverse and Stable Business Mix

MBNA
16%

Combined excluding pro forma adjustments

Global Consumer & Small Business includes MBNA corporate results

Global Business &

Financial Services

17%

Global Capital

Markets &

Investment

Banking

11%

Other

7%

Global Wealth &

Investment

Management

10%

Global Consumer &

Small Business

55%

Canada
United Kingdom
Ireland
Spain[1]
MBNA Market Penetration[2]:
5-10%
10-15%
15+%
Bank of America Branches:

mbna

Bank of America

Notes:

1

MBNA has 3% market penetration in Spain

2

Represents total customers divided by total
population by state (individuals 18 and over),
based on 2003 census.

Leveraging Bank of America’s Platform

$21.5 bb

$.8 bb

$3.7 bb

$.2 bb

MBNA - $82BB domestic
managed card loans

BAC - $58BB domestic
managed card loans

MBNA - $26BB foreign
managed card loans

Significant Revenue Opportunities Exist

Debit cards

Demand deposits

Mortgage

Home equity

Retirement products

Auto loans

Wealth management for affinity customers

Small business loans

Student lending

Commercial lending to affinity groups

Insurance premium financing

Small aircraft lending

Professional practice lending

Affinity and reward cards

Broaden MBNA credit spectrum

Leverage universal bank

Offer Bank of America Products and
Services to MBNA Customers

Offer MBNA Products and Services to
Bank of America Customers

Other areas of opportunity

MBNA Profile

Diversified consumer and small business lending company

22 years in business – 14 as a public company

Affinity marketing is a core strength and competence

Strong management team

Top 100 managers have avg. 14 years experience with MBNA and 19 years experience in the industry

Superior credit performance

$27 billion in market capitalization

Operating in 5 Countries

Managed Loans (In Billions)
Net Income (In millions)
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$120
$126
$129
$149
$143
$208
$267
$353
$474
$623
$776
$1,024
$1,313
$1,694
$1,933
$2,338
$2,677
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

mbna

Bank of America

Consistent Profitable Growth - MBNA

23% CAGR in earnings

35% CAGR in loans

EXTRA POINTS
NASCAR
PLATINUM PLUS
MAJOR LEAGUE BASEBALL
DUCKS UNLIMITED
MasterCard

NAHB
MBNA REWARDS
Hard Rock CAFE
PLATINUM
MBNA REWARDS

mbna

Bank of America

Affinity Marketing

More than 5,000 organizations endorse
MBNA products including:

1,400 professional organizations

350 financial institutions with more  than
15,000 branches

900 colleges and universities

600 sports related organizations

MBNA Customer Base Shows
Very Attractive Characteristics

Affinity Customer

Better Credit (credit losses between 150 and 200 bp lower than industry)

Larger Balances (48% more)

Higher Usage (25% more)

Propensity to accept multiple products (cross-selling)

New Credit Card Customer (U.S.)

Average household income: $84K

Average Customer File:  18.6 years

Average FICO: 738

Affinity – Larger Balances And Higher Usage

                                                                                       3rd Quarter 2004

(per active account)

Average industry balance                                                       $2,583

MBNA US card avg. balance           $3,818

                                Percent difference                 +48%

Industry annual spend                                  $5,558

MBNA US card annual spend                                    $6,922

                                Percent difference                  +25%

Affinity – Endorsement Of Multiple Products

Affinity and Business Partners

81% endorse 2 or more products

68% endorse 3 or more products

Affinity Customers

20% use multiple products

Why Bank of America?

Cultural Fit

Credit risk

Customer focus

National retail distribution

Full array of non-card products

Brand attractiveness

China investment

Transaction Summary

Consideration Per Share:                                                  $27.50 per KRB share1

        Equity Component:                                                           $23.375  or .5009 BAC shares

        Cash Component                                                             $ 4.125 per share

Transaction Value:                                                                  Approximately $35 billion

Premium paid:                                                                            29% market; 22% managed receivables, 12.5 X 2006E earnings

MBNA Ownership:                                                                  Approximately 14%

Accounting Treatment:                                                        Purchase / tax-free exchange except for cash portion

Board Composition:                                                               One board seat to MBNA

Anticipated merger-related charge:                            $1.3 billion after-tax

Anticipated Accretion/(Dilution):

        2006E                                                                                       (1%)

        2007E                                                                                        2%

Expected Closing:                                                                   4th Quarter 2005

Approvals:                                                                                     Normal regulatory and MBNA shareholder approval

1 Based on closing BAC stock  price as of 6/28/05.

Financial Overview

($ in millions)

2006

2007

1

Bank of America estimated net income

18,110

$

19,775

$

2

MBNA estimated net income

2,700

2,980

Total

20,810

$

22,755

$

Adjustments

Expense efficiencies

425

850

Revenue opportunities

30

155

Funding benefits

80

100

Revenue loss

(175)

(215)

Incremental interest

(180)

(200)

Higher intangible amortization

(320)

(255)

Estimated net income for new Bank of America

20,670

$

23,190

$

Average estimated diluted shares outstanding

4,670

4,635

Estimated earnings per diluted share

4.43

$

5.00

$

Consensus estimate for Bank of America

4.48

$

4.89

$

Estimate vs. BAC standalone Consensus

-1%

2%

Excludes after-tax restructuring charge

1

2006 First Call consensus with 9.2% (IBES) increase in 2007

2

2006 First Call consensus with 10.4% (IBES) increase in 2007

Financial Assumptions

Transaction closes in fourth quarter 2005

Overall expense efficiencies of $850 million after-tax

50% realized in year 1

Fully realized in year 2

Higher intangible amortization of $320 million in year 1

Assumes $615 mm year 1 vs $295 current for MBNA

Funding benefit of $100 million based on BAC credit ratings

Revenue loss of 7% over 3 years

Restructuring charge of $1.3 billion after-tax

Continuing dividend and repurchase program

Maintain Tier 1 capital target at 8% or greater

Unique Opportunity to Create the
World’s Leading Card Platform

Forward Looking Statements

This presentation contains forward-looking statements, including statements about the financial conditions, results of operations and earnings outlook of Bank of America
Corporation and MBNA.  The forward-looking statements involve certain risks and uncertainties.  Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following:  1) changes in economic conditions; 2) changes in the interest rate environment; 3) changes in foreign exchange rates; 4) adverse movements and volatility in debt and equity capital markets; 5)
changes in market rates and prices; 6) political conditions and related actions by the United
States military abroad which may adversely affect the company’s businesses and economic conditions as a whole; 7) liabilities resulting from litigation and regulatory investigations; 8)
changes in domestic or foreign tax laws, rules and regulations as well as IRS or other governmental agencies’ interpretations thereof; 9) various monetary and fiscal policies and regulations; 10) increased competition; 11) ability to grow core businesses; 12) ability to develop and introduce new banking-related products , services and enhancements and gain market acceptance of such products; 13) mergers and acquisitions and their integration into the company; 14) decisions to downsize, sell or close units or otherwise change the business mix of the company; and 15) management’s ability to manage these and other risks.  For further information regarding either company, please read Bank of America and MBNA reports filed with the SEC and available at www.sec.gov.

Forward Looking Statements

Additional Information About This Transaction

Bank of America Corporation will file a Form S-4, MBNA will file a Proxy Statement and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”).  MBNA will mail the Proxy Statement/Prospectus to its stockholders.  These documents will contain important information about the transaction, and Bank of America and MBNA urge you to read these documents when they become available.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from Bank of America’s website (www.bankofamerica.com) under the tab “About
Bank of America” and then under the heading “investor Relations” and then under the item
“Complete SEC Documents”.  You may also obtain these documents, free of charge, from
MBNA’s website (www.MBNA.com) under the tab “About MBNA” and then under the heading
“Investor Relations” and then under the item “SEC Filings.”

Forward Looking Statements

Participants in This Transaction

Bank of America Corporation and MBNA and their respective directors and executive officers may be deemed participants in the solicitation of proxies from stockholders in connection with this transaction.  Information about the directors and executive officers of Bank of
America and MBNA and information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement/Prospectus.  You can find information about Bank of America’s  executive officers and directors in the Registrant’s definitive proxy statement filed with the SEC on March 28, 2005.  You can find information about MBNA’s executive officers and directors in their definitive proxy statement filed with the SEC on
March 15, 2005.  You can obtain free copies of these documents from the Registrant or MBNA using the contact information above.

Appendix

Loan Mix Shifts to Higher-Yielding Consumer Loans

Bank of America Managed Loan Mix
3/31/05

“Combined” Bank of America
Managed Loan Mix 3/31/05

Consumer -    63%

Commercial - 37%

Consumer -   69%

Commercial - 31%

Other

Consumer

3%

Home Equity

8%

Residential

Mortgage

27%

Commercial

31%

24%

7%

Direct/Indirect

Credit Card

Direct/Indirect

8%

Other

Consumer

1%

Home Equity

10%

Residential

Mortgage

33%

Commercial

37%

Credit Card

11%

Financial Highlights – Combined

($ in billions)

Bank of America

MBNA

Combined

As of March 31,2005

Assets

1,212.2

$

61.5

$

1,273.7

$

Loans & leases

529.5

31.8

561.3

Securitized loans

6.7

84.7

91.4

Managed

Assets

1,218.9

146.2

1,365.1

Deposits

630.0

31.2

661.2

Shareholder's equity

98.5

12.7

111.2

Tier 1 Regulatory Capital

64.3

14.0

Tier 1 Ratio

8.1%

21.8%

2004

Revenue (FTE)

49.6

10.8

60.4

Earnings

14.1

2.7

16.8

Card Services Financial Highlights – Combined 12/31/04

($ in millions)

Bank of America

Card services

MBNA

Combined

Net interest income

5,435

10,421

15,856

Noninterest income

3,436

4,650

8,086

8,140

15,071

23,211

Provision Expense

3,555

5,423

8,978

Noninterest expense

2,172

5,517

7,689

Pre-tax earnings

2,413

4,131

6,544

Efficiency ratio

27%

37%

33%

EOP receivables - Managed

58,629

$

121,618

$

180,247

$

Avg receivables  - Managed

50,295

$

118,096

$

168,391

$

Charge-offs - Managed

2,829

$

5,600

$

8,429

$

Charge-off Ratio

5.63%

4.74%

5.01%

Financial Highlight Summary - Managed Basis 12/31/04